SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report:  July 31, 1996
(Date of earliest event reported)




                 Asset Securitization Corporation
      (Exact name of registrant as specified in its charter)


Delaware                           33-49370            13-3672337
(State or Other Juris-           (Commission       (I.R.S. Employer
diction of Incorporation)       File Number)    Identification No.)


Two World Financial Center, Building B, New York, New York    10281
(Address of Principal Executive Office)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 667-9300



             This Document contains exactly 10 Pages.
                  The Exhibit Index is on page 4.




 ITEM 5.   OTHER EVENTS

           On March 1, 1996, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO BANK N.V., as fiscal agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-D2 (the "Certificates"), issued in eighteen classes. Pursuant to a Current Report on Form 8-K, dated March 1, 1996, the Pooling and Servicing Agreement was filed with the Securities and Exchange Commission.

           Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.




ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

           (c)  Exhibits




                         Item 601(a) of
                         Regulation S-K
           Exhibit No.   Exhibit No.             Description

             1 4 Second Amendment, dated as of July 24, 1996 to the Pooling and Servicing
                                         Agreement, dated as of
                                        March 1,  1996.


0063069.02                      -2-                          44B





            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 ASSET SECURITIZATION
                                    CORPORATION





                                 By: /s/ Marlyn Marincas
                                    Marlyn Marincas
                                    Vice President


Date:  July 31, 1996

0063069.02                      -3-                          44B




                           EXHIBIT INDEX

                         Item 601(a) of
                         Regulation S-K
           Exhibit No.   Exhibit No.             Description

             1 4 Second Amendment, dated as of July 24, 1996 to the Pooling and Servicing
                                         Agreement, dated as of
                                        March 1,  1996.


0063069.02                      -4-                          44B


                 ASSET SECURITIZATION CORPORATION,
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1996-D2

        SECOND AMENDMENT TO POOLING AND SERVICING AGREEMENT

           SECOND AMENDMENT, dated as of July 24, 1996 (this "Second Amendment"), by and among Asset Securitization Corporation, as depositor (the "Depositor"), Pacific Mutual
Life Insurance Company, as servicer (the "Servicer") and CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent") to the Existing Agreement referred to below.

                             RECITALS

           WHEREAS, the Depositor, the Servicer, the Special
Servicer, the Trustee and the Fiscal Agent are parties to a Pooling and Servicing Agreement dated as of March 1, 1996 (the
"Existing Agreement"); and

           WHEREAS, the Servicer has requested that the Existing Agreement be amended as set forth herein in order to more effectively perform its servicing duties, and the Depositor, the
 Special Servicer, the Trustee and the Fiscal Agent are willing to so amend the Existing Agreement; and

           WHEREAS, the Depositor, the Servicer, the Special
Servicer, the Trustee and the Fiscal Agent agree that the amendment set forth herein will cure certain ambiguities.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

           SECTION 1.     (a)  The definition of "Principal
Distribution Amount" in Section 1.01 of the Existing Agreement is hereby amended by inserting the following sentence to the end of such definition:

           "Amounts received on a Mortgage Loan which represent recoveries in respect of any Subordinate Class Advance Amount shall not be included in the calculation of Principal
           Distribution  Amount."

           (b) Section 1.01 is hereby amended by including the following definition:

           "Subordinate Class Advance Amount:  As
           defined in Section  4.06(d)."

            (c) Section 3.06(ii) of the Existing Agreement is hereby amended by changing the letter "(y)" to "(z)" and inserting a new clause (y) which reads as follows:

           "(y) with respect to P&I Advances, any
           Subordinate Class  Advance Amounts with
           respect to the related Distribution Date as provided in Section 4.06(d),"

           (d)  The paragraph immediately after clause (x) of
Section 3.06 of the Existing Agreement is hereby amended and restated as follows:

           "The Servicer shall keep and maintain
           separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the
           Collection Account pursuant  to subclauses
           (ii)-(vii), provided that with respect to any withdrawal made pursuant to subclause
           (ii)(y), the withdrawals will be accounted for on an aggregate basis with a separate accounting for withdrawals related to Senior
           Housing/Health  Care Loans and Other
           Mortgage Loans."

           (e) The first sentence Section 3.13(a) of the Existing Agreement is hereby amended and restated as follows:

           "The Servicer shall deliver to the Paying
           Agent, with a copy to  the Trustee, the
           Special Servicer and the Directing Holders, no later than 4:00 p.m. Central time on the latest Due Date on the Mortgage Loans prior to each Distribution Date, the Servicer
           Remittance Report with respect to the
           related Distribution Date  (which shall
           include, without limitation, the amount of Available Funds for such related Collection
           Period) including a written statement of anticipated P&I Advances for the related
           Distribution Date."

           (f) Section 4.01(a) is hereby amended by adding the following paragraph immediately after clause (xxxiv):

           "Amounts received on a Mortgage Loan which represent recoveries in respect of any Subordinated Class Advance Amount and still remaining after distribution to the Class
           A-1-L, Class A- CS1-L, Class A-CS2-L, Class
           A-2-L, Class A-3-L and Class A- 4-L Interests,

                     (i)  in connection with a Senior
                     Housing/Healthcare Loan shall be allocated solely to the Class B-1H-L, Class B-2H-L and Class B- 3H-L Interests, in that order; and

                     (ii) in connection with any Mortgage Loan other than a Senior Housing/Healthcare Loan shall be allocated solely to the (A) Class B-1A-L Interests, (B) Class B-1B-L Interests,
                     (C) Class B- 2-L Interests and (D) Class
                     B-3-L Interests and Class B-3Q-L Interests, pro rata, in that order."

           (g) Section 4.01(b) is hereby amended by adding the following paragraph immediately after clause (xxxiii):

           "Amounts received on a Mortgage Loan which represent recoveries in respect of any Subordinated Class Advance Amount and still remaining after distribution to the Class
           A-1, Class A- CS1, Class A-CS2, Class A-2,
           Class A-3 and Class A-4  Certificates,

                     (i)  in connection with a Senior
                     Housing/Healthcare Loan shall be allocated solely to the Class B-1H, Class B-2H and Class B-3H Certificates, in that order; and

                     (ii) in connection with any Mortgage Loan other than a Senior Housing/Healthcare Loan shall be allocated solely to the (A) Class B-1A Certificates, (B) Class B-1B Certificates, (C) Class B-2 Certificates and (D) Class B-3 Certificates and Class
                     B-3Q  Certificates, pro rata, in that order."

           (h) Section 4.06(d) of the Existing Agreement is hereby amended and restated as follows:

           "(d) Notwithstanding Section 4.06(b)(iii), the Servicer shall (i) not advance (except as otherwise described in the next sentence)
            to the most subordinate Class of
           Certificates pursuant to such Section in respect of each Mortgage Loan that has during its term been delinquent in the payment of a Monthly Payment, and which delinquency has not been cured (together with the payment of all required Default
           Interest) by the next succeeding Due Date
           (for purposes of determining the most
           subordinate class, (I) (A)  the Class A-1,
           Class A-CS1 and Class A-CS2 Certificates together and (B) the Class B-3 and Class
           B-3Q Certificates together shall, in each case, be treated as one class, (II) in connection with any Advance in respect of a Senior Housing/Healthcare Mortgage Loan, the Class B-3H, Class B-2H and Class B-1H
           Certificates, in that order, shall be
           treated as subordinate to the Class B-3 and Class B-3Q Certificates, and (III) in connection with any Advance in respect of any Mortgage Loan other than a Senior
           Housing/Healthcare Mortgage Loan, the  Class
           B-3 and Class B-3Q, Class B-2, Class B-1B and Class B- 1A Certificates, in that order, shall be treated as subordinate to the Class B-3H Certificates) and (ii) not make any P&I Advance in respect of Reduction Interest Distribution Amounts and
           Reduction Interest Shortfalls, and
           accordingly, the Servicer may reduce the aggregate amount of P&I Advances to be deposited by the Servicer on the related
           Servicer Remittance Date in respect of such amounts the Servicer is not required to advance. In addition, on any Servicer
           Remittance Date on which the Servicer is not required to make a P&I Advance for the benefit of the most subordinate class as described in the preceding sentence, the Servicer may, immediately subsequent to the making of the P&I Advance (which includes amounts allocable to the most subordinate class) on such Servicer Remittance Date, reimburse itself (without interest) for the portion of such P&I Advance allocable to the most subordinate class from amounts otherwise distributable to such most subordinate class on the related
           Distribution Date (such amount of

           reimbursement, the  "Subordinate Class
           Advance Amount").  The Trustee shall
           provide to the Servicer written statements prior to the Servicer Remittance Date listing (i) the aggregate Reduction Interest
            Distribution Amounts and Reduction Interest
           Shortfalls for such  Distribution Date and
           (ii) the distribution due to the Holders of the most subordinate Class of Certificates."

           SECTION 2.  Conditions Precedent.  This Second
Amendment shall become  effective on the date this Second
Amendment has been executed and delivered by a duly authorized officer of the Depositor, the Trustee, the Special Servicer, the Fiscal Agent and the Servicer.

           SECTION 3.     Limited Effect.  Except as expressly
amended and modified by this  Second Amendment, the Existing
Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

           SECTION 4.     Definitions In Existing Agreement.
Unless otherwise defined in this Second Amendment, capitalized terms used herein shall have the respective meanings ascribed to such terms in the Existing Agreement.

           SECTION 5. Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

           SECTION 6.  Governing Law.  THIS SECOND AMENDMENT
SHALL BE  GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW
OF THE  STATE OF NEW YORK.

           (SIGNATURES COMMENCE ON THE FOLLOWING PAGE)

            IN WITNESS WHEREOF, the Depositor, the Servicer, the Special Servicer, the Fiscal Agent and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


LASALLE NATIONAL BANK,               ASSET SECURITIZATION
  as Trustee, Custodian,            CORPORATION,
Certificate                           as Depositor
  Registrar and Paying Agent


By: /s/    Russell M. Goldenberg     By: /s/ Marlyn A. Marincas
   Name: Russell M. Goldenberg         Name: Marlyn A. Marincas
   Title:   Vice President             Title:   Vice President


ABN AMRO BANK N.V.,                  PACIFIC MUTUAL LIFE INSURANCE
as Fiscal Agent                     COMPANY,
                                      as Servicer

By: /s/ Mary C. Casey    /s/
Irene Pazik                          By: /s/ M. A. Curran
   Name: Mary C. Casey      Irene      Name: M. A. Curran
Pazik                                  Title:   Vice President
   Title:   Vice President
Vice President
                                     By: /s/ C. S. Dillion
                                       Name: C. S. Dillion
                                       Title:   Assistant Secretary


                                     CRIIMI MAE SERVICES LIMITED
                                    PARTNERSHIP
                                      as Special Servicer


                                     By: CRIIMI MAE MANAGEMENT, INC.,
                                      as General Partner




                                     By: /s/ Frederick J. Burchill
                                       Name: Frederick J. Burchill
                                       Title:   Executive Vice
                                    President